UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 18, 2007


                          HENRY BROS. ELECTRONICS, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                       005-62411               22-3690168
(State or other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

              17-01 POLLITT DRIVE                                    07410
             FAIR LAWN, NEW JERSEY
     (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (201) 794-6500


          (Former name or former address, if changed from last report)

                                       N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD; TRANSFER OF LISTING.


         On April 18, 2007, Henry Bros. Electronics, Inc. (the "Company") received a letter from the American Stock Exchange ("AMEX") notifying the Company that it does not meet AMEX's continued listing standards because it is not in compliance with Section 134 and 1101 of the Amex Company Guide. The non-compliance results from the Company's failure to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 by the extended filing deadline of April 17, 2007.

         In order to maintain its AMEX listing, the Company must submit a plan by May 18, 2007 advising AMEX of the action it has taken, or will take, that would bring it into compliance with the continued listing standards of Section 134 and 1101 of the AMEX Company Guide no later than October 18, 2007.

         AMEX will evaluate the Company's plan, and make a determination as to whether the Company has made a reasonable demonstration in the plan of an ability to regain compliance with all applicable continued listing standards by October 18, 2007 deadline, in which case the plan will be accepted. If the plan is accepted, the Company will remain listed during the plan period, during which time it will be subject to periodic review by AMEX to determine whether it is making progress consistent with the plan. If the Company does not submit a plan or the plan is not accepted, the Company will be subject to delisting proceedings. In the event that the Company does not file its Annual Report on Form 10-K by May 18, 2007, it will submit a plan to AMEX by that date.

             A copy of the press release announcing receipt of the letter from AMEX is attached to this Form 8-K as Exhibit 99.1.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

       (c)    EXHIBIT

      99.1    Press Release dated April 20, 2007.












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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                HENRY BROS. ELECTRONICS, INC.
                                                (Registrant)

Date:  April 20, 2007                            By:   /S/ JOHN P. HOPKINS
                                                       -----------------------
                                                       JOHN P. HOPKINS
                                                       CHIEF FINANCIAL OFFICER



                                  EXHIBIT INDEX

         99.1            Press Release dated April 20, 2007